EXHIBIT 99.1
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           CERTIFICATION PURSUANT TO SECTION 302 OF THE ACT
           ------------------------------------------------

     I, Derick Sinclair, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Natalma Industries, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Natalma Industries, Inc. as of, and for, the periods presented in this quarterly report.

4. As the sole officer and director of Natalma Industries, Inc., I am solely responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Natalma Industries, Inc.. and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to Natalma Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     (b) evaluated the effectiveness of Natalma Industries, Inc.'s disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report
     (the "Evaluation Date"); and

     (c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to our auditors and the audit committee of our Board of Directors
(or persons performing the equivalent functions):

   (a) that there were no deficiencies in the design or operation of internal controls which could adversely affect our ability to record, process, summarize and report financial data and have advised there are no material weaknesses in internal controls; and

   (b) there was no fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

6. I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

     November 12, 2003          /s/ Derick Sinclair
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                              Derick Sinclair, Chief Executive Officer,
                              Chief Financial Officer and Chairman
                              of the Board of Directors


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